Acquisitions	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Acquisitions [Abstract]
Acquisitions

3.            Acquisition

On March 6, 2013, Pioneer Critical Power Inc., a wholly-owned subsidiary of the Company, acquired substantially all the assets and assumed certain trade liabilities comprising the business of Power Systems Solutions, Inc. The transaction was valued at approximately $1.2 million and was accounted for under the purchase method of accounting. Power Systems Solutions, Inc. is a Minneapolis-based supplier of highly specified and engineered paralleling switchgear and generator controls used in on-site backup power and distributed generation applications.

The acquisition resulted in the recognition of goodwill in the Company’s consolidated financial statements because the purchase price exceeded the net tangible asset value and reflects the future earnings and cash flow potential of the acquired business. The Company made an initial allocation of the purchase price at the date of acquisition, based upon its understanding of the fair value of the acquired assets and assumed liabilities. The Company obtained this information during due diligence and through other sources including an asset appraisal. If additional information is obtained about these assets and liabilities within the measurement period (not to exceed one year from the date of acquisition), including by learning more about the newly acquired business or revisions of preliminary estimates, the Company will then refine its estimate of fair value.

4.	Acquisitions

On July 1, 2011, 7834080 Canada Inc., an indirect wholly-owned subsidiary of the Company, completed the acquisition of all of the capital shares of Bemag Transformer Inc. Pursuant to the share purchase agreement, as amended, all the capital shares of Bemag Transformer Inc. were purchased in a transaction valued at approximately $9.1 million, which amount includes approximately $2.8 million of Bemag Transformer Inc.’s former revolving and long-term debt which was repaid by the Company at closing.

The transaction was accounted for under the purchase method of accounting. Under the purchase method of accounting, the total estimated purchase price is allocated to the tangible and intangible assets acquired and liabilities assumed in connection with the acquisition, based on their estimated fair values as of the effective date of the acquisition. Goodwill arising from the acquisition has been determined as the excess of the purchase price over the net of the amounts assigned to acquired assets and liabilities assumed.

The allocation of the purchase price was as follows (in thousands):

Purchase Price:
Cash	$6,231
Debt repaid at closing	2,830
Total consideration	$9,061
Purchase Price Allocation:
Cash and cash equivalents	$-
Accounts receivable	2,870
Inventory	3,040
Prepaid expenses	30
Deferred income taxes	3
Income taxes receivable	181
Property and equipment	3,488
Accounts payable and accrued liabilities	(2,683)
Deferred tax liabilities	(744)
Net tangible assets acquired	6,185
Intangible assets acquired	1,476
Goodwill	1,400
Total purchase price	$9,061

Identifiable intangible assets having finite lives arising from the acquisition were valued at $0.9 million, consisting primarily of customer relationships and a non-compete agreement. These intangible assets are amortized on a straight-line basis with a weighted average remaining useful life of 13.5 years. None of these definite-lived intangible assets acquired are deductible for tax purposes. Indefinite-lived intangible assets acquired are valued at $0.6 million and consist of trademarks and certain technology-related industry accreditations, neither of which are deductible for tax purposes. The excess of the purchase price over the aggregate fair values, which was approximately $1.4 million, was recorded as goodwill. Goodwill has an indefinite life, is not subject to amortization and is not deductible for tax purposes. Goodwill arising from the acquisition is tested for impairment at least annually (more frequently if indicators of impairment arise). In the event that management determines that the goodwill has become impaired, the Company will incur an accounting charge for the amount of the impairment during the fiscal quarter in which the determination is made.

The Company incurred acquisition transaction costs of approximately $0.3 million for the year ended December 31, 2011. These costs were expensed in 2011.

On July 1, 2011, 7834080 Canada Inc., an indirect wholly-owned subsidiary of the Company, entered into an equipment purchase agreement with the shareholders of Vermont Transformer, Inc., the former U.S. affiliate of Bemag Transformer Inc. On such date, all of the equipment used by Vermont Transformer, Inc. in the operation of its business was acquired in exchange for $1.6 million. For accounting purposes the transaction was treated as a purchase of assets and the amount of consideration paid, plus transaction expenses, was attributed to the assets acquired consisting solely of machinery and equipment.